ENVIROSOURCE
                                                      Phone: 215. 956. 5500
                                                      Fax: 215. 956. 5429
                                                      Website: www.enso.net

                                                      1155 Business Center Drive
                                                      Horsham, PA 19044-3454

                                February 8, 2000


Mr. Richard J. Fitz
42 Linda Lane
Media, PA 19063

Dear Rick:

         This will confirm a special arrangement between you and the Company resulting from your being a key employee and the Company's desire and commitment to retain you as an employee on a going forward basis.

SEVERANCE PAY
-------------

Envirosource will provide you with twelve (12) months salary continuation at your then current Envirosource salary, health and dental insurance continuation through the severance pay period and outplacement services, if you are terminated by Envirosource at any time without just cause. You will be required to sign the Company's standard General Release in order to receive the severance pay.

                                     Yours very truly,

                                     /s/ JOHN P. CARROLL
                                     John P. Carroll
                                     Vice President, Human Resources


Agreed:

/s/ RICHARD J. FITZ
-------------------
Richard J. Fitz
Controller